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                                  EXHIBIT 10.23

                                                                  EXECUTION COPY

          AMENDMENT No. 1 (this "Amendment") dated as of November 10, 2006, to the CREDIT AGREEMENT dated as of August 2, 2006 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among USG CORPORATION, a Delaware corporation (the "Borrower"), the LENDERS party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent (the "Administrative Agent") and GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agent.

          WHEREAS pursuant to the Credit Agreement, the Lenders and the Issuing Bank have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein;

          WHEREAS the Borrower has requested that the Lenders consent to certain amendments to the Credit Agreement as set forth herein; and

          WHEREAS the undersigned Lenders are willing so to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

          SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          SECTION 2. Amendments. (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

               "Amendment No. 1" means Amendment No. 1 dated as of November 10, 2006, to this Agreement among the Borrower, the Lenders party thereto and the Administrative Agent.

          (b) Section 6.10(vi) of the Credit Agreement is hereby amended by deleting the text "and" immediately after the text "thereof" at the end of such Section and inserting a comma in its place.

          (c) Section 6.10 of the Credit Agreement is hereby amended by inserting the text "and (viii) paragraph (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement if the terms of such agreement expressly permit the creation, incurrence and existence of Liens to secure Indebtedness under this Agreement and extensions, renewals and replacements of any such Indebtedness", immediately before the period at the end of such Section.

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                                                                               2


          SECTION 3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

          (a) This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          (b) Other than the representation and warranty set forth in Section 3.04(b) of the Credit Agreement, the representations and warranties of the Borrower set forth in the Credit Agreement, (i) to the extent any such representation or warranty is qualified by materiality, are true and correct and (ii) to the extent any such representation or warranty is not so qualified, are true and correct in all material respects, in each case, on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date).

          (c) Immediately before and after giving effect to this Amendment, no Default shall have occurred and be continuing.

          SECTION 4. Effectiveness. This Amendment shall become effective when
     (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders, (b) the representations and warranties set forth in Section 3 hereof are true and correct and (c) all reasonable invoiced fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel to the Administrative Agent, submitted to the Borrower and required to be paid or reimbursed by the Borrower under or in connection with this Amendment and the Credit Agreement have been paid or reimbursed by the Borrower. Promptly upon the effectiveness of this Amendment, the Administrative Agent shall provide written notice to the Borrower thereof.

          SECTION 5. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Administrative Agent or the Borrower under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof,

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     any reference in the Loan Documents to the Credit Agreement shall mean the
     Credit Agreement as modified hereby.

          SECTION 6. Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          (b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.09 AND
9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

          SECTION 7. Counterparts; Amendments. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment. Except as otherwise permitted by Section
     9.02 of the Credit Agreement, this Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the Required Lenders.

          SECTION 8. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                  [remainder of page intentionally left blank]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                        USG CORPORATION,


                                        By /s/ Karen L. Leets
                                           -------------------------------------
                                        Name: Karen L. Leets
                                        Title: VP and Treasurer

                        [AMENDMENT NO. 1 SIGNATURE PAGE]

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                                        JPMORGAN CHASE BANK, N.A.,
                                        individually and as Administrative
                                        Agent,


                                        By /s/ Peter S. Predun
                                           -------------------------------------
                                        Name: Peter S. Predun
                                        Title: Vice President

                        [AMENDMENT NO. 1 SIGNATURE PAGE]

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                                        SIGNATURE PAGE TO AMENDMENT NO. 1
                                        DATED AS OF NOVEMBER , 2006, AMONG USG
                                        CORPORATION, THE LENDERS PARTY THERETO,
                                        AND JPMORGAN CHASE BANK, N.A., AS
                                        ADMINISTRATIVE AGENT,

                                        Name of Institution: Bank of America,
                                        N.A.


                                        By /s/ W. Thomas Barnett
                                           -------------------------------------
                                        Name: W. Thomas Barnett
                                        Title: Senior Vice President


                                        Name of Institution: Barclays Bank PLC


                                        By /s/ Alison McGuigan
                                           -------------------------------------
                                        Name: Alison McGuigan
                                        Title: Associate Director


                                        Name of Institution: Citicorp USA, Inc.


                                        By /s/ Richard M. Levin
                                           -------------------------------------
                                        Name: Richard M. Levin
                                        Title: Director


                                        Name of Institution: Goldman Sachs
                                        Credit Partners L.P.


                                        By /s/ Juan Carlos Isaza
                                           -------------------------------------
                                        Name: Juan Carlos Isaza
                                              Authorized Signatory

                        [AMENDMENT NO. 1 SIGNATURE PAGE]

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                                        Name of Institution: LaSalle Bank
                                        National Association


                                        By /s/ Kevin P. Costello
                                           -------------------------------------
                                        Name: Kevin P. Costello
                                        Title: Senior Vice President


                                        Name of Institution: Mizuho Corporate
                                        Bank, Ltd.


                                        By /s/ Noel Purcell
                                           -------------------------------------
                                        Name: Noel Purcell
                                        Title: Senior Vice President


                                        Name of Institution: THE NORTHERN TRUST
                                        COMPANY


                                        By /s/ Peter J. Hallan
                                           -------------------------------------
                                        Name: Peter J. Hallan
                                        Title: Vice President


                                        Name of Institution: The Royal Bank of
                                        Scotland plc:


                                        By /s/ Peter Yetman
                                           -------------------------------------
                                        Name: Peter Yetman
                                        Title: Senior Vice President

                        [AMENDMENT NO. 1 SIGNATURE PAGE]

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                                        Name of Institution: Union Bank of
                                        California, N.A.


                                        By /s/ Albert W. Kelley
                                           -------------------------------------
                                        Name: Albert W. Kelley
                                        Title: Vice President

                        [AMENDMENT NO. 1 SIGNATURE PAGE]